UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2016

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XUN ENERGY, INC.

(Exact name of registrant as specified in its charter)

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Nevada	000-53466	90-0669916
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12759 NE Whitaker Way, #C453, Portland, Oregon, 97230

(Address of Principal Executive Office) (Zip Code)

(775) 200-0505

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 15, 2016 we submitted an Offer of Settlement (the “Offer of Settlement”) to the Securities and Exchange Commission (the “SEC”) pursuant to Rule 240(a) of the Rules of Practice of the SEC with respect to administrative proceedings initiated against us by the SEC on November 2, 2016 (File No. 3-17659) pursuant to Section 12(j) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In the Offer of Settlement, we consented to the entry of an order by the SEC (the “Order”) finding that we had failed to comply with Exchange Act Section 13(a) and Rules 13a-1 and 13a-13 thereunder because we had failed to file any periodic reports with the SEC since the period ended August 31, 2014 and further consented that the registration of our common stock under Section 12 of the Exchange Act be revoked pursuant to Section 12(j) of the Exchange Act.

ITEM 8.01

OTHER EVENTS

We plan to, subject to completion of adequate financing or cash flow, re-register our common stock under Section 12(g) of the Exchange Act after the May 31, 2017 fiscal year end audit is completed, expected timeframe being September 2017, barring any delays.

Plan of Operation for Remaining Fiscal Year

During the timeframe leading up to our fiscal year end of May 31, 2017, subject to adequate financing or cash flow, we plan to complete or initiate the following:

•	Close on a financing transaction that is currently in progress.
•	Re-instate the Company in the State of Nevada.
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Close on two of four ULSD (Ultra Low Sulphur Diesel) physical commodity trades that are in progress with the potential to lead to a monthly demand of 60 Million gallons per month over a 12 month contract period.

•	Close on a contemplated acquisition of land and permits for a 102 Mega Watt (MW) power project, currently in progress.
•	Discharge our Convertible Debenture obligations through cash settlements.
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Discharge our obligations relating to our trade payables including the November 17, 2014 Superior Court of Connecticut, Judicial District of Danbury Order approving the voluntary Stipulation for Settlement of Claims ($1,834,935 in debt obligations) through cash payments.

•	Change the domicile of the Company from Nevada to an as yet undetermined State.
•	Restructure the capital stock of the Company, including but not limited to a reverse stock split.

THERE ARE NO ASSURANCES THAT THERE WILL BE A SUCCESSFUL CLOSE ON THE FINANCING, ON THE ULSD PHYSICAL COMMODITY TRADES OR ON THE ACQUISITION OF THE 102 MW POWER PROJECT. THERE CAN BE NO ASSURANCE THAT THE SALE OF THE ULSD WILL BE PROFITABLE OR THAT THE COMPANY WILL BE ABLE TO GENERATE SUFFICIENT REVENUES TO OPERATE PROFITABLY FROM THE PURCHASE AND SALE OF ULSD.

THERE ARE NO ASSURANCES THAT SHOULD THE COMPANY CLOSE ON THE FINANCING THAT THE FINANCING WILL BE SUFFICIENT TO DISCHARGE ITS DEBT OBLIGATIONS OR BE SUFFICIENT TO GENERATE REVENUES FOR THE COMPANY.

THERE ARE NO ASSURANCES THAT SHOULD THE COMPANY CLOSE ON THE ACQUISITION OF THE LAND AND PERMITS FOR THE 102 MW POWER PROJECT THAT THE COMPANY WILL BE SUCCESSFUL IN RAISING THE FUNDS NECESSARY TO COMPLETE THE CAPITAL COST OF THE PROJECT AND THERE ARE NO ASSURANCES THAT SHOULD THE COMPANY BE SUCESSFUL IN RAISING THE NECESSARY FUNDS TO COMPLETE THE 102 MW POWER PROJECT, THAT THE 102 MW POWER PROJECT WILL BE ABLE TO GENERATE SUFFICIENT REVENUES TO OPERATE PROFITABLY.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 16, 2016

XUN ENERGY, INC.

/s/ Jerry G. Mikolajczyk

By: Jerry G. Mikolajczyk

Title: President and CEO